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                                                                   EXHIBIT 10.12



                             UNICCO SERVICE COMPANY
                                    USC, INC.
                        UNICCO GOVERNMENT SERVICES, INC.
                              UNICCO FINANCE CORP.
                          UNICCO SERVICE OF M.I., INC.
                          UNICCO SERVICE OF N.J., INC.
                                FOUR COPLEY PLACE
                                BOSTON, MA 02116

                                              Dated as of: May 31, 2000
                                              Effective as of:  March 31, 2000

Fleet National Bank
Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts  02109

         Re:  FOURTH AMENDMENT TO LOAN DOCUMENTS

Ladies and Gentlemen:

     We refer to the Amended and Restated Revolving Credit Agreement, dated as of October 17, 1997 (as amended from time to time, the "Agreement"), among Unicco Service Company, USC, Inc., Unicco Government Services, Inc., Unicco Finance Corp., Unicco Service of M.I., Inc. and Unicco Service of N.J., Inc. (collectively, the "Borrowers"), the banking institutions referred to therein as Banks (the "Banks"), and Fleet National Bank, f/k/a BankBoston, N.A., as Agent (the "Agent"). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Loans to the Borrowers.

     Terms used in this letter of agreement (the "Fourth Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

     We have requested that you make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Fourth Amendment.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Fourth Amendment, and fully intending to be legally bound by this Fourth Amendment, we hereby agree with you as follows:


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                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

     Effective as of March 31, 2000, the Agreement is amended in each of the following respects:

     (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Fourth Amendment.

     (b) Clause (ii)(b) of the definition of "Operating Cash Flow" is hereby amended to read in its entirety as follows: "the aggregate amount distributed by Unicco (including, without limitation, Tax Distribution Amounts) during such period."

     (c) Section 6.8 is hereby amended to read in its entirety as follows:

     "6.8 FIXED CHARGE COVERAGE RATIO. The Borrower Affiliated Group shall not permit the Fixed Charge Coverage Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter, for the four consecutive fiscal quarters then ending, to be less than 1.25 to 1."

     (d) Clause (ii) of Section 6.10 is hereby amended to read in its entirety as follows:

     "(ii) not sooner than 15 days after receipt by the Agent of the financial statements required to be delivered by Section 5.1(b) for any fiscal quarter, Unicco may make quarterly distributions to its shareholders, and its shareholders may accept distributions, PROVIDED, HOWEVER, that, concurrently with the declaration of and payment of any such distribution, the Borrowers shall furnish to the Agent (and the Agent shall in turn furnish to the Banks) a report in substantially the form of EXHIBIT F signed on behalf of each member of the Borrower Affiliated Group by its chief financial officer, and including, without limitation, computations in reasonable detail evidencing compliance (both before and after giving effect to the proposed distribution) with the covenants contained in
     Section 6.7, Section 6.8, Section 6.9, Section 6.10 and Section 6.17, and PROVIDED, FURTHER, that in the event that the audited financial statements required to be delivered pursuant to Section 5.1(a) reflect that the aggregate quarterly distributions made in the fiscal year to which such financial statements relate were in excess of 50% of Combined net income (as determined in accordance with GAAP and evidenced by such financial statements) of the Borrower Affiliated Group, each of the Equity Owners jointly and severally agree to immediately pay to the Administrative Agent, for the ratable benefit of the Banks, the aggregate amount of such excess for such fiscal year),".

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     The Borrowers hereby jointly and severally represent and warrant to you as follows:

     (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such


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representations and warranties had been made by the Borrowers on the date hereof and in this Fourth Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

     (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default exists on the date of this Fourth Amendment (both before and after giving effect to all of the arrangements and transactions contemplated by this Fourth Amendment).

     (c) BINDING EFFECT OF DOCUMENTS. This Fourth Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE III

                        PROVISIONS OF GENERAL APPLICATION

     (a) NO OTHER CHANGES. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents and Security Documents shall remain unmodified, and the Agreement and each of the other Loan Documents and Security Documents, as amended and supplemented by this Fourth Amendment, are confirmed as being in full force and effect.

     (b) GOVERNING LAW. This Fourth Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Fourth Amendment and the rights and obligations of each of the parties hereto and thereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

     (c) BINDING EFFECT; ASSIGNMENT. This Fourth Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (d) COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Fourth Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Fourth Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this Fourth Amendment shall be controlling.

     (f) CONDITIONS PRECEDENT. This Fourth Amendment shall be effective as of March 31, 2000, but only if the form of acceptance at the end of this Fourth Amendment shall be signed by the Agent and the Banks.


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     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Fourth Amendment and return such counterpart to the undersigned, whereupon this Fourth Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                       Very truly yours,

                                       THE BORROWERS:

                                       UNICCO SERVICE COMPANY

                                       By: /s/ George A. Keches
                                          --------------------------------
                                           Title:

                                       USC, INC.

                                       By: /s/ George A. Keches
                                          --------------------------------
                                          Title:

                                       UNICCO GOVERNMENT SERVICES, INC.

                                       By: /s/ George A. Keches
                                          --------------------------------
                                          Title:

                                       UNICCO FINANCE CORP.

                                       By: /s/ George A. Keches
                                          --------------------------------
                                          Title:

                                       UNICCO SERVICE OF M.I., INC.

                                       By: /s/ George A. Keches
                                          ---------------------------------
                                          Title:

                                       UNICCO SERVICE OF N.J., INC.

                                       By: /s/ George A. Keches
                                          ---------------------------------
                                          Title:

                       (Signatures continued on next page)



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Each of the undersigned hereby acknowledges and agrees to the provisions of
Section 6.10 applicable to him, as amended by the foregoing Fourth Amendment, and agrees to immediately reimburse the Company in cash for any and all amounts received by him in contravention of such Section 6.10 (and to provide evidence thereof to the Agent):


/s/ Steven C. Kletjian
--------------------------------------------
Steven C. Kletjian


/s/ Robert P. Kletjian
--------------------------------------------
Robert P. Kletjian


/s/ Richard J. Kletjian
--------------------------------------------
Richard J. Kletjian


/s/ George A. Keches
--------------------------------------------
George A. Keches


/s/ John C. Feitor
--------------------------------------------
John C. Feitor



     The foregoing Fourth Amendment is hereby accepted by the undersigned as of May __, 2000.

THE BANKS:


FLEET NATIONAL BANK



By: /s/ Luanne Smith
   ---------------------------
   Title:  Vice President


                       (Signatures continued on next page)



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CITIZENS BANK OF MASSACHUSETTS



By: /s/ David Costello
   ---------------------------
   Title:


THE AGENT:

FLEET NATIONAL BANK, as Agent


By: /s/ Luanne Smith
   ---------------------------
   Title:



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                              CONSENT OF GUARANTOR


     Unicco Facility Services Canada Company (the "Guarantor") has guaranteed the Obligations of the Borrowers under (and as defined in) the Agreement by executing one or more Unlimited Guarantees, dated as of October 17, 1997 (the "U-Canada Guaranty"). By executing this letter, the Guarantor hereby absolutely and unconditionally reaffirms the U-Canada Guaranty and acknowledges and agrees to the terms and conditions of this Fourth Amendment, and the Agreement as amended hereby.

                                     UNICCO FACILITY SERVICES CANADA COMPANY

                                     By: /s/ George A. Keches
                                        ------------------------------------
                                        Title: